Exhibit 99.1


                              Attachment to Form 4


                             JOINT FILER INFORMATION



Name and Address:                               Kenneth H. Shubin Stein, MD, CFA
                                                1995 Broadway, Suite 1801
                                                New York, NY 10023


Date(s) of Event Requiring Statement:           03/31/08
                                                04/01/08
Issuer and Ticker Symbol:                       Resource America, Inc. (REXI)
Relationship to Issuer:                         10% Owner
Designated Filer:                               Spencer Capital Management, LLC


Title of Security:                           Common Stock

Transaction Date                             03/31/08
Transaction Code                             S
Amount of Securities and Price               1,689 at $9.45 per share
                                             14,587 at $9.50 per share
                                             900 at $9.51 per share
                                             500 at $9.52 per share
                                             500 at $9.61 per share
                                             500 at $9.63 per share
                                             100 at $9.64 per share
                                             100 at $9.65 per share


Transaction Date                             04/01/08
Transaction Code                             S
Amount of Securities and Price               7,000 at $9.64 per share
                                             2,500 at $9.70 per share
                                             1,100 at $9.72 per share
                                             1,500 at $9.73 per share
                                             5,818 at $9.74 per share
                                             5,006 at $9.75 per share
                                             5,620 at $9.76 per share
                                             2,300 at $9.77 per share
                                             2,500 at $9.80 per share
                                             218 at $9.87 per share


Securities Acquired (A) or Disposed of (D)   D
Amount of Securities Beneficially Owned
Following Reported Transactions              2,278,091
Ownership Form:                              I
Nature of Indirect Beneficial Ownership:     (1)